Business combination - Summary of the fair values of the major categories (Detail) ₩ in Millions	Mar. 30, 2023 KRW (₩)
Disclosure of detailed information about business combination [abstract]
Cash	₩ 152,749
Investments in associates	₩ 268,951	[1]

[1]	As a result of reassessing 50% of the shares previously held by the Company at fair value, a gain on disposal of ￦184,556 million has been recognized as other non-operating income in the consolidated statement of comprehensive income.